AMENDMENT No. 1



  AMENDMENT No. 1 dated as of July 31, 1993 ("this Amendment No. 1"), between WESTERN PUBLISHING GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the banks listed on the signature pages hereof (individually, a "Bank" and, collectively, the "Banks"); FLEET BANK, a New York bank, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"); and THE BANK OF NEW YORK, a New York bank, as co-agent for the Banks (in such capacity, together with its successors in such capacity, the "Co-Agent").

  The Company, the Banks, the Agent and the Co-Agent are parties to a Credit Agreement dated as of November 12, 1992 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) by the Banks to the Company in an aggregate principal or face amount not exceeding $200,000,000. The Company, the Banks, the Agent and the Co-Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

  Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement and are used herein as defined therein.

  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

  A. The definition of Applicable Margin appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  "Applicable Margin" shall mean, with respect to Eurodollar Loans during any fiscal quarter of the Company, a rate per annum equal to (i) 0.75% if the Interest Coverage Ratio for the then most recently ended period of four consecutive fiscal quarters of the Company shall be greater than or equal to 3.00 to 1, or (ii) 1.00% if the Interest Coverage Ratio for the then most recently ended period of four consecutive fiscal quarters of the Company shall be less than 3.00 to 1. During any period after the commencement of a fiscal quarter but prior to the delivery of the certificate of a senior financial officer of the Company which is to accompany the financial statements delivered pursuant to Section 8.01(a) or (b) (as the case may be) with respect to the immediately preceding fiscal period (any such period being hereinafter called a "Gap Period"), interest on each Eurodollar Loan shall be paid at the Eurodollar Rate plus the Applicable Margin as in effect at the end of the immediately preceding fiscal quarter. If such certificate of a senior financial officer of the Company, when delivered to the Agent, demonstrates an Interest Coverage Ratio requiring a change in the Applicable Margin, such change shall be retroactive to the beginning of such Gap Period. If such change in the Applicable Margin results in additional amounts of interest being payable by the Company, such amounts shall be immediately due and payable. If such change in the Applicable Margin results in an overpayment of interest by the Company, each Bank shall promptly return (through the Agent) to the Company the amount of overpayment paid to such Bank.

  B. Section 8.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  8.12 Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company set forth below to be less than the ratio set forth below opposite such period of four consecutive fiscal quarters:

       Period of Four Consecutive
       Fiscal Quarters ending on               Ratio
       --------------------------              -----

          July 31, 1993                      2.15 to 1
          October 30, 1993                   2.25 to 1
          January 29, 1994                   2.35 to 1
          April 30, 1994                     2.65 to 1
          July 30, 1994 and each fiscal
                 quarter thereafter          3.00 to 1

  Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete in all material respects on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1 (except to the extent that such representations and warranties expressly relate to an earlier date).

  Section 4. Condition Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon execution and delivery of this Amendment No. 1 by the Company and by the Majority Banks.

  Section 5. Expenses. Without limiting its obligations under Section
11.03 of the Credit Agreement, the Company agrees to pay, promptly following demand, all reasonable out-of-pocket costs and expenses of the Agent and the Banks (including the fees and disbursements of Whitman & Ransom, special New York counsel to the Banks) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1.

  Section 6. Miscellaneous. Except as herein provided, the Credit
Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State on New York, without reference to principles of conflicts of law.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

                                       WESTERN PUBLISHING GROUP, INC.

                                       By /s/ Stuart Turner
                                          ---------------------
                                          Title: Treasurer

                                       FLEET BANK

                                       By /s/ Peter C. Hall
                                          ---------------------
                                          Title: Assistant Vice President

                                       THE BANK OF NEW YORK

                                       By /s/ David K. Nichols
                                          ---------------------
                                          Title: Senior Vice President

                                       CREDIT LYONNAIS
                                       NEW YORK BRANCH

                                       By /s/ Sebastian Rocco
                                          ---------------------
                                          Title: First Vice President

                                       CAYMAN ISLAND BRANCH
                                       By /s/ Sebastian Rocco
                                          ---------------------
                                          Title: First Vice President

                                       THE DAIWA BANK LTD.

                                       By /s/ James H. Broadley
                                          ---------------------
                                          Title: Vice President

                                       By /s/ Barry W. Henry
                                          ---------------------
                                          Title: Vice President

                                      MELLON BANK, N.A.

                                       By /s/ Bryan T. Denney
                                          ---------------------
                                          Title: Banking Officer

                                       NATIONAL WESTMINSTER BANK USA

                                       By /s/ Phillip H. Sorace
                                          ---------------------
                                          Title: Vice President

                                       STANDARD CHARTERED BANK

                                       By /s/ Gerard Lob
                                          ---------------------
                                          Title: Vice President

                                       By /s/ K. McDavid
                                          ---------------------
                                          Title: Assistant Vice President

                                       NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION

                                       By /s/ Lou D. Banack
                                          ---------------------
                                          Title: Assistant Vice President

                                       THE FIRST NATIONAL BANK OF BOSTON

                                       By /s/ Anne K. Helgen
                                          ---------------------
                                          Title: Director

                                       FLEET BANK, as Agent

                                       By /s/ Peter C. Hall
                                          ---------------------
                                          Title: Assistant Vice President

                                       THE BANK OF NEW YORK, as Co-Agent

                                       By /s/ David K. Nichols
                                          ---------------------
                                          Title: Senior Vice President